                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

        Filed by the Registrant  [X]
        Filed by a Party other than the Registrant  [  ]

        Check the appropriate box:

        [X]  Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
        [ ]  Definitive Proxy Statement
        [ ]  Definitive Additional Materials
        [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Plenum Communications, Inc.
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):
        [X]     No fee required
        [ ]     Fee computed on table below per Exchange Act Rules 14a-
                6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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        [ ] Fee paid previously with preliminary materials.
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        [ ] Check box if any part of the fee is offset as provided by Exchange
   Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

        (1)  Amount previously paid:

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        (2)  Form, Schedule or Registration Statement No:

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        (3) Filing party:

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        (4)  Date Filed:

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

                                                                PRELIMINARY COPY

                           PLENUM COMMUNICATIONS, INC.

                                 AUGUST 2, 1999


Dear Shareholder:

        You are invited to attend a Special Meeting of shareholders of Plenum Communications, Inc. ("Company") which will be held at the Company offices located at 1235 N. Post St., Spokane, Washington on Friday, August 20,
1999, beginning at 10:00 a.m. local time.

        At the Special Meeting, the Company will ask the shareholders to approve and adopt an amendment to the Company's Articles of Incorporation to change the name of the Company from Plenum Communications, Inc. to LION Inc.

        Whether or not you plan to attend the Special Meeting, you are requested to promptly complete, sign, date and return the enclosed proxy. This will ensure your representation at the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so by voting in person at the Special Meeting.

Sincerely,
PLENUM COMMUNICATIONS, INC.



ALLEN C. RINGER
President and Chief Executive Officer




                             YOUR VOTE IS IMPORTANT

In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (no postage required if mailed in the United States).

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                           PLENUM COMMUNICATIONS, INC.
                             3003 - 80TH AVENUE S.E.
                             MERCER ISLAND, WA 98040



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                       TO BE HELD FRIDAY, AUGUST 20, 1999


        The special meeting of shareholders ("Special Meeting") of Plenum Communications, Inc. ("Company") will be held at the Company offices located at 1235 N. Post St., Spokane, Washington on Friday, August 20, 1999, beginning at 10:00 a.m. local time. At the meeting, shareholders will act on the following matter:

     1) To authorize the amendment of the Company's Articles of Incorporation to change the name of the Company from Plenum Communications, Inc. to LION Inc.;

        Shareholders of record at the close of business on July 30, 1999 are entitled to notice of and to vote at the meeting or any postponement or adjournment.

                                             By order of the Board of Directors
                                             L.O. Falk
                                             Secretary

Mercer Island, Washington
August 2, 1999



                                IMPORTANT NOTICE

Whether or not you plan to attend the meeting in person, please complete, sign, date, and return the accompanying proxy in the enclosed envelope. Your proxy may be revoked at any time prior to the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so by voting in person at the Special Meeting.

                           PLENUM COMMUNICATIONS, INC.

                                 PROXY STATEMENT


GENERAL INFORMATION

        Your proxy, using the enclosed form, is solicited by the Board of Directors of Plenum Communications, Inc. ("Company") for the Special Meeting of Shareholders ("Special Meeting") to be held at 10:00 a.m. on Friday, August 20, 1999, at the Company offices located at 1235 N. Post St., Spokane,
Washington, and at any adjournment or postponement of the Special Meeting. Management anticipates that the mailing to shareholders of this proxy statement and enclosed proxy will occur on or about August 2, 1999.

PURPOSE OF MEETING

        The only proposal to be considered and acted upon at the Special Meeting is to authorize the amendment of the Company's Articles of Incorporation to change the name of the Company from Plenum Communications, Inc. to LION Inc. The proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS

        The Company's common stock is the only type of security entitled to vote at the Special Meeting. Only shareholders of record at the close of business on July 30, 1999 ("Record Date") are entitled to receive notice of the Special Meeting and to vote the shares they hold at the Special Meeting or at any adjournment or postponement. As of the Record Date, there were _______ shares of common stock outstanding, each share entitled to one vote on each matter to be voted upon.

        The presence at the meeting, either in person or by proxy, of the holders of forty percent (40%) of the shares of common stock outstanding on the record date will constitute a quorum, permitting the transaction of business at the Special Meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Special Meeting. The affirmative vote by holders of a majority of the shares present and entitled to vote will be required to approve the name change proposal. Abstentions will have the effect of votes against approval, while broker non-votes arising from the absence of authorization by the beneficial owner will have no effect on the vote.

        Whether or not you are able to attend the meeting in person, you are urged to complete, sign, date, and return the accompanying proxy in the enclosed envelope. Your proxy is solicited by the Company's Board of Directors and when properly completed, will be voted at the Special Meeting in accordance with your instructions. Proxies which are executed but do not specify a vote for, against, or in abstention, will be voted FOR the name change proposal contained in this Proxy Statement. There are no other matters scheduled to come before the Special Meeting. A properly executed proxy marked



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"ABSTAIN" with respect to any matter will not be voted, although it will be counted for purposes of determining the number of votes cast. Accordingly, an abstention will have the effect of a negative vote.

        Your proxy may be revoked or changed at any time prior to the Special Meeting. You may do this by advising the Secretary of the Company in writing of your desire to revoke your proxy, or by sending the Secretary another signed proxy with a later date before the beginning of the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so by voting in person.

OWNERSHIP OF COMMON STOCK

The following table sets forth certain information regarding the beneficial ownership as of June 30, 1999 of the Company's common stock by (a) each person known by the Company to be a beneficial owner of more than five percent of the outstanding common stock of the Company, (b) each director of the Company, and
(c) all directors and executive officers of the Company as a group.


                                   Shares
Name and Address(1)              Beneficially             Percentage
Of Beneficial Owner                Owned(2)               of Shares
-------------------              ------------             ----------
Allen C. Ringer                    3,680,529(3)             13.9%

Sam Ringer                         2,831,974(4)             10.9%

Joe Ringer                         2,832,535(5)             10.9%

Billy Anders, Sr                   2,340,242(6)              9.0%

Alan S. Dernbach                     332,000(7)              1.3%

John A. McMillan                     290,000(8)              1.2%

Kurt Springman                       129,600(9)                *

Jacob L. Smith                        80,000(10)               *

Larry H. Dale                        150,000(11)               *

J.C. Marshall                         25,000(12)               *

All Officers and Directors        12,716,880                40.7%
   As a Group (9 persons)

----------

*  Less than one percent.



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(1) Except as noted below, the business address of Mr. Ringer and all other directors and executive officers is 3003 - 80th Ave. S.E., Mercer Island, WA 98040.

(2) Pursuant to applicable rules of the Securities and Exchange Commission, "beneficial ownership" as used in this table means the sole or shared power to vote shares (voting power) or the sole or shared power to dispose of shares (investment power). Unless otherwise indicated the named individual has sole voting and investment power with respect to the shares shown as beneficially owned. In addition, a person is deemed the beneficial owner of those securities not outstanding which are subject to options, warrants, rights or conversion privileges if that person has the right to acquire beneficial ownership within sixty days.

(3) Includes 1,000,000 shares underlying stock options granted but not yet exercised. Mr. Ringer is deemed the beneficially owner of the 1,927,529 shares of the Company's stock beneficially owned by American Management and Consulting Inc. because of his power to vote and dispose of those shares. Excludes 632,278 shares beneficially owned by Dutchman Irrevocable Trust, of which his wife, Marilyn K. Ringer, is trustee, and 10,000 shares underlying stock options owned by his wife, as to which Mr. Ringer disclaims beneficial ownership.

(4) Includes 1,000,000 shares underlying stock options and 414,888 shares underlying warrants granted but not yet exercised.

(5) Includes 1,000,000 shares underlying stock options and 416,568 shares underlying warrants granted but not yet exercised.

(6) Includes 1,000,000 shares underlying stock options and 396,140 shares underlying warrants granted but not yet exercised. The address of Mr. Anders is 2010 S. Overbluff Ct., Spokane, WA 99203.

(7) Includes 65,000 shares underlying stock options and 40,000 shares underlying warrants granted but not yet exercised.

(8) Includes 50,000 shares underlying stock options and 120,000 shares underlying warrants granted but not yet exercised. The address of Mr. McMillan is 500 Pine Street, Seattle, WA 98101.

(9) Includes 15,000 shares underlying stock options and 30,000 shares underlying warrants granted but not yet exercised.

(10) Includes 65,000 shares underlying stock options granted but not yet exercised. The address of Mr. Smith is 3800 Ft. Bellingham Rd., Bellingham, WA 98225.

(11) Includes 50,000 shares underlying stock options and 50,000 shares underlying warrants granted but not yet exercised. The address of Mr. Dale is 2521 Juniper Court, Golden, Colorado 80401.

(12) Includes 25,000 shares underlying stock options warrants granted but not yet exercised.


                                 PROPOSAL NO. 1

                              AMENDMENT OF ARTICLES

       APPROVAL AND ADOPTION OF AN AMENDMENT OF THE COMPANY'S ARTICLES OF
              INCORPORATION TO EFFECT A NAME CHANGE TO "LION INC."



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        The Company's management has recommended and the Board of Directors has determined that it is advisable and for the benefit of the Company to amend its Articles of Incorporation to change the name of the corporation from Plenum Communications, Inc. to "LION Inc.," and has voted to recommend this amendment to the Company's shareholders for adoption. The Board believes that the mortgage industry recognizes the name "LION" as the principal identifier of the Company's services and that the Company's best interests are served by conducting its operations under one name. The Board believes that this amendment will strengthen the Company's name recognition and better reflect the nature of the Company's business. If the name change is approved, the Company intends to change its OTC Bulletin Board stock symbol from "PLNM" to "LINC."

        The proposed amendment to change the Company's name to "LION Inc." would become effective upon the filing of a Certificate of Amendment with the Secretary of State of Minnesota, which would be made shortly following the adoption of the amendment at the meeting.

        If the proposed amendment is approved, Article I of the current Restated Articles of Incorporation would be deleted in its entirety and replaced by the following:

                                   ARTICLE I.

                                      NAME

        1.1 The name of the Corporation shall be LION Inc.


        Approval of this amendment requires the affirmative vote of a majority of the outstanding shares of common stock present and entitled to vote at the meeting. Shareholder approval of this proposal is required under the Minnesota Business Corporation Act. Shareholders of the Company will have no dissenters or appraisal rights under Minnesota law or under the Company's Articles of Incorporation or Bylaws in connection with the name change amendment. If the shareholders do not approve this proposal, then the Company's name will remain the same.

        RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends a vote FOR the proposal above to amend the Articles of Incorporation.

SOLICITATION OF PROXIES

        The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners. The Company has not retained a



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proxy solicitor in conjunction with the Special Meeting. Proxies may be solicited without extra compensation by officers and employees of the Company by telephone, fax or personally.



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

OTHER MATTERS

        The Board of Directors knows of no other matters that will come before the Special Meeting, but if any are properly presented at the Special Meeting, or any adjournments or postponements, the persons named in the enclosed proxy will vote the proxy and act according to their best judgment.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            ____________________________________
                                            L.O. FALK
                                            Secretary



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                                      PROXY
                           PLENUM COMMUNICATIONS, INC.

                SPECIAL MEETING OF SHAREHOLDERS, AUGUST 20, 1999
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           PLENUM COMMUNICATIONS, INC.

THE UNDERSIGNED (SEE REVERSE SIDE OF THIS PROXY) REVOKES ALL PREVIOUS PROXIES, ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SHAREHOLDERS MEETING TO BE HELD AUGUST 20, 1999 AND THE PROXY STATEMENT, AND APPOINTS ALLEN C. RINGER AND BILLY ANDERS, SR. OR EITHER OF THEM THE PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL SHARES OF COMMON STOCK OF PLENUM COMMUNICATIONS, INC. THAT THE UNDERSIGNED IS ENTITLED TO VOTE, EITHER ON HIS OR HER OWN BEHALF OR ON BEHALF OF AN ENTITY OR ENTITIES, AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD AT THE COMPANY OFFICES LOCATED AT 1235 N. POST ST., SPOKANE, WASHINGTON ON FRIDAY, AUGUST 20, 1999, AT 10:00 A.M. LOCAL TIME, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, WITH THE SAME FORCE AND EFFECT AS THE UNDERSIGNED MIGHT OR COULD DO IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY ARE AS OF JULY 30, 1999, AND SHALL BE VOTED IN THE MANNER SET FORTH
BELOW:

1. TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM PLENUM COMMUNICATIONS, INC. TO "LION INC.";

         [ ]   FOR          [ ]   AGAINST        [ ]   ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY MAY BE VOTED ON THE ABOVE ITEMS BY MARKING AN "X" IN THE SPACE PROVIDED FOR THAT PURPOSE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED FOR PROPOSAL 1 (SEE NOTES TO THIS PROXY ON REVERSE SIDE).

    DATED _______________________, 1999      DATED _______________________, 1999


    _____________________________            _____________________________
    SIGNATURE                                SIGNATURE

PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON. IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE, OR IN OTHER REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE.

                           PLENUM COMMUNICATIONS, INC.
           SPECIAL MEETING TO BE HELD ON AUGUST 20, 1999 AT 10:00 A.M.
                         FOR HOLDERS AS OF JULY 30, 1999



NOTES

1. The shares represented by this proxy will be voted or withheld from voting at the Special Meeting as requested by a shareholder or proxyholder (provided the instructions are certain). If the shareholder (or an intermediary holding shares on behalf of an unregistered shareholder) has specified a choice with respect to any of the items herein by marking an "X" in the space provided for that purpose, the shares will be voted in accordance with that choice. If no choice is specified, the proxyholder, if one proposed by management, intends to vote the shares as if the shareholder had specified an affirmative vote. If any amendments or variations to matters identified in the Notice of Meeting are proposed at the meeting or if any other matters properly come before the meeting, discretionary authority is hereby conferred with respect thereto.

2. This Proxy will not be valid unless it is dated and signed by the shareholder, by his or her attorney authorized in writing or by the intermediary. In the case of a corporation, this Proxy must be signed under its full corporate name by a duly authorized officer or person.

3. To be effective, the Proxy together with the power of attorney or other authority, if any, under which it was signed must be received by the Company prior to Special Meeting.

YOUR NAME AND ADDRESS ARE SHOWN AS REGISTERED - PLEASE NOTIFY THE COMPANY OF ANY CHANGE IN YOUR ADDRESS.

[ ]  MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW